UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21400
Eaton Vance Tax-Advantaged Dividend Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
August 31
Date of Fiscal Year End
February 28, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Advantaged Dividend Income Fund Semiannual Report
February 28, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report February 28, 2011
Eaton Vance
Tax-Advantaged Dividend Income Fund
Table of Contents

Performance	2
Fund Profile	3
Endnotes and Additional Disclosures	4
Financial Statements	5
Officers and Trustees	21
Important Notices	22

Eaton Vance
Tax-Advantaged Dividend Income Fund
February 28, 2011
Portfolio Managers John Croft, CFA; Aamer Khan, CFA; Martha Locke; Judith A. Saryan, CFA
Performance1

New York Stock Exchange (NYSE) Symbol
Inception Date 9/30/03	EVT

% Average Annual Total Returns at net asset value (NAV)

Six Months	23.26
One Year	24.72
Five Years	2.12
Since Inception	7.85

% Average Annual Total Returns at market price, NYSE

Six Months	25.47
One Year	26.81
Five Years	2.89
Since Inception	6.98

% Premium/(Discount) to NAV (2/28/11)	(5.87)

Distributions

Total Distributions per share (8/31/10 - 2/28/11)	$0.645
Distribution Rate at NAV[2]	6.82%
Distribution Rate at market price[2]	7.24%

% Total Leverage[3]	24.08

Comparative Performance (8/31/10 - 2/28/11)[4]	% Return

Russell 1000 Value Index	26.30	*
BofA Merrill Lynch Fixed Rate Preferred Securities Index	3.62	*
Lipper Value Funds (Closed-End) Average at NAV	22.38	*

* Source: Bloomberg, L.P.; Lipper
See Endnotes and Additional Disclosures on page 4.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
February 28, 2011
Fund Profile

Regional Distribution5 (% of total investments)

Equity Sector Weightings6 (% of total investments)

Top 10 Common Stock Holdings6 (% of total investments)

Chevron Corp.	3.4
Marathon Oil Corp.	3.4
Vale SA ADR	3.1
International Business Machines Corp.	2.8
British American Tobacco PLC	2.6
BHP Billiton, Ltd. ADR	2.6
ENI SpA	2.5
ConocoPhillips	2.3
Roche Holding AG	2.3
Novartis AG	2.2

Total % of total investments	27.2

See Endnotes and Additional Disclosures on page 4.

Eaton Vance
Tax-Advantaged Dividend Income Fund
February 28, 2011
Endnotes and Additional Disclosures

1.	Six-month returns are cumulative. All other returns are presented on an average annual basis. Performance results reflect the effects of leverage.

2.	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

3.	Total Leverage is shown as a percentage of the Fund’s total assets as of 2/28/11. The Fund employs leverage through debt financing. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Fund’s leverage rises and falls with changes in short-term interest rates. In the event of a rise in long-term interest rates due to market conditions, the value of the Fund’s investment portfolio could decline, which would reduce the asset coverage for its debt financing.

4.	It is not possible to invest directly in an Index or a Lipper Classification. Index total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. Unlike the Fund, an index’s return does not reflect the effect of leverage. The Russell 1000 Value Index is an unmanaged index of 1,000 U.S. large-cap value stocks. The BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

5.	Regional Distribution is shown as a percentage of the Fund’s total investments as of 2/28/11.

6.	Equity Sector Weightings and Top 10 Common Stock Holdings are shown as a percentage of the Fund’s total investments as of 2/28/11.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Portfolio of Investments (Unaudited)

Common Stocks — 87.4%

Security	Shares	Value

Aerospace & Defense — 4.4%

General Dynamics Corp.(1)	245,000	$18,649,400
Honeywell International, Inc.(1)	300,000	17,373,000
Lockheed Martin Corp.(1)	170,000	13,457,200
United Technologies Corp.(1)	130,000	10,860,200

		$60,339,800

Commercial Banks — 2.9%

Banco Santander Brasil SA ADR(1)	125,300	$1,526,154
HSBC Holdings PLC(1)	1,250,000	13,766,433
Nordea Bank AB	2,150,000	24,458,161

		$39,750,748

Diversified Financial Services — 0.7%

JPMorgan Chase & Co.(1)	210,000	$9,804,900

		$9,804,900

Diversified Telecommunication Services — 5.5%

AT&T, Inc.(1)	728,750	$20,681,925
Koninklijke KPN NV	2,220,000	35,941,907
Telefonos de Mexico SA de CV ADR(1)	650,000	11,758,500
TeliaSonera AB	900,000	7,573,460

		$75,955,792

Electric Utilities — 5.8%

Edison International(1)	677,000	$25,130,240
Exelon Corp.(1)	75,000	3,132,000
Fortum Oyj(1)	940,000	29,109,841
NextEra Energy, Inc.(1)	400,000	22,188,000

		$79,560,081

Electrical Equipment — 1.3%

Emerson Electric Co.(1)	300,000	$17,898,000

		$17,898,000

Food & Staples Retailing — 0.3%

George Weston, Ltd.(1)	65,000	$4,555,453

		$4,555,453

Food Products — 4.4%

Kraft Foods, Inc., Class A(1)	622,821	$19,830,621
Nestle SA(1)	636,000	36,009,662
Tate & Lyle PLC(1)	500,000	4,715,333

		$60,555,616

Household Durables — 2.6%

Stanley Black & Decker, Inc.(1)	400,000	$30,332,000
Whirlpool Corp.(1)	67,000	5,527,500

		$35,859,500

Independent Power Producers & Energy Traders — 1.3%

International Power PLC(1)	3,317,000	$18,032,708

		$18,032,708

Insurance — 4.2%

Sampo Oyj	664,000	$20,551,181
Zurich Financial Services AG	129,000	37,472,338

		$58,023,519

IT Services — 3.6%

International Business Machines Corp.(1)	304,000	$49,211,520

		$49,211,520

Metals & Mining — 7.2%

BHP Billiton, Ltd. ADR(1)	481,000	$45,502,600
Vale SA ADR(1)	1,580,000	54,083,400

		$99,586,000

Multi-Utilities — 1.9%

Sempra Energy(1)	500,000	$26,615,000

		$26,615,000

Oil, Gas & Consumable Fuels — 19.6%

Chevron Corp.(1)	580,000	$60,175,000
ConocoPhillips(1)	520,000	40,492,400
ENI SpA(1)	1,794,000	43,742,326
Marathon Oil Corp.(1)	1,211,000	60,065,600
Peabody Energy Corp.(1)	500,000	32,745,000
Repsol YPF SA(1)	980,000	32,897,596

		$270,117,922

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Pharmaceuticals — 7.2%

Merck & Co., Inc.(1)	596,307	$19,421,719
Novartis AG(1)	690,000	38,775,664
Roche Holding AG(1)	267,000	40,274,910

		$98,472,293

Real Estate Investment Trusts (REITs) — 0.3%

Weyerhaeuser Co.(1)	196,288	$4,791,390

		$4,791,390

Road & Rail — 2.3%

Union Pacific Corp.(1)	325,000	$31,008,250

		$31,008,250

Software — 4.2%

Microsoft Corp.(1)	1,326,639	$35,262,064
Oracle Corp.(1)	670,000	22,043,000

		$57,305,064

Textiles, Apparel & Luxury Goods — 1.9%

VF Corp.(1)	275,000	$26,309,250

		$26,309,250

Tobacco — 5.8%

British American Tobacco PLC(1)	1,150,000	$46,073,574
Imperial Tobacco Group PLC(1)	400,000	12,836,110
Philip Morris International, Inc.(1)	330,000	20,717,400

		$79,627,084

Total Common Stocks
(identified cost $796,022,000)		$1,203,379,890

Preferred Stocks — 25.5%

Security	Shares	Value

Commercial Banks — 14.5%

Abbey National Capital Trust I, 8.963%(2)	8,190	$9,153,611
Bank of America Corp., 8.125%(2)	16,300	17,615,915
Barclays Bank PLC, 6.86%(2)(3)	3,500	3,340,130
Barclays Bank PLC, 7.434%(2)(3)	16,220	16,269,017
BBVA International SA Unipersonal, 5.919%(2)	7,913	6,601,254
BNP Paribas, 7.195%(2)(3)	149	14,451,430
CoBank, ACB, 7.00%(3)	400,000	18,737,520
CoBank, ACB, 11.00%(3)	170,000	9,631,571
Credit Agricole SA/London, 6.637%(2)(3)	8,525	7,793,419
DB Contingent Capital Trust II, 6.55%	158,077	3,798,590
Farm Credit Bank of Texas, Series I, 10.00%	1,405	14,941,297
JPMorgan Chase & Co., 7.90%(2)	18,810	21,043,556
KeyCorp, Series A, 7.75%	96,936	10,869,434
Landsbanki Islands HF, 7.431%(2)(3)(4)(5)(6)	20,750	0
Lloyds Banking Group PLC, 6.657%(2)(3)(5)	14,455	11,094,212
Royal Bank of Scotland Group PLC, 7.648%(2)	4,086	3,889,615
Royal Bank of Scotland Group PLC, Series F, 7.65%	134,739	3,185,230
Royal Bank of Scotland Group PLC, Series H, 7.25%	80,000	1,816,800
Royal Bank of Scotland Group PLC, Series L, 5.75%	277,725	5,199,012
Standard Chartered PLC, 6.409%(2)(3)	48	4,536,088
Wells Fargo & Co., 7.98%(2)	5,350	5,948,205
Wells Fargo & Co., Class A, 7.50%	9,890	10,186,700

		$200,102,606

Diversified Financial Services — 0.4%

Heller Financial, Inc., Series D, 6.95%	57,500	$5,841,644

		$5,841,644

Electric Utilities — 1.8%

Entergy Arkansas, Inc., 6.45%	325,000	$7,860,937
Entergy Louisiana, LLC, 6.95%	24,400	2,375,950
Southern California Edison Co., 6.00%	155,400	14,937,825

		$25,174,712

Food Products — 0.8%

Dairy Farmers of America, 7.875%(3)	73,750	$6,741,215
Ocean Spray Cranberries, Inc., 6.25%(3)	47,500	3,832,656

		$10,573,871

Insurance — 5.9%

Allianz SE, 8.375%	51,757	$1,342,447
Arch Capital Group, Ltd., Series A, 8.00%	398,515	10,066,489
AXA SA, 6.379%(2)(3)	6,150	5,716,849
AXA SA, 6.463%(2)(3)	14,775	13,404,530
Endurance Specialty Holdings, Ltd., Series A, 7.75%	317,500	8,162,925
ING Capital Funding Trust III, 3.903%(2)	17,075	16,705,361
Prudential PLC, 6.50%	11,400	10,684,969
RAM Holdings, Ltd., Series A, 7.50%(2)	13,000	6,500,813
RenaissanceRe Holdings, Ltd., Series C, 6.08%	177,901	4,162,883
RenaissanceRe Holdings, Ltd., Series D, 6.60%	177,143	4,366,575

		$81,113,841

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Marine — 0.8%

Seaspan Corp., 9.50%	412,800	$10,951,584

		$10,951,584

Real Estate Investment Trusts (REITs) — 1.3%

CapLease, Inc., Series A, 8.125%	400,000	$9,986,000
Developers Diversified Realty Corp., Series G, 8.00%	168,869	4,213,282
Developers Diversified Realty Corp., Series I, 7.50%	63,000	1,518,930
Regency Centers Corp., Series C, 7.45%	89,395	2,234,875

		$17,953,087

Total Preferred Stocks
(identified cost $370,271,252)		$351,711,345

Corporate Bonds & Notes — 14.3%

	Principal Amount
Security	(000’s omitted)	Value

Commercial Banks — 4.7%

Banco Industriale Comercial SA, 8.50%, 4/27/20(3)	$2,010	$2,050,200
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(7)(8)	12,850	13,299,750
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(3)(8)	10,691	12,060,432
HBOS Capital Funding, LP, 6.071% to 6/30/14, 6/29/49(3)(8)	3,780	3,420,900
Northgroup Preferred Capital Corp., 6.378% to 10/15/17, 1/29/49(3)(8)	16,700	16,109,421
PNC Preferred Funding Trust II, 6.113% to 3/15/12, 3/29/49(3)(8)	17,200	13,591,165
SunTrust Preferred Capital I, 5.853% to 12/15/11, 6/29/49(8)	5,100	4,054,500

		$64,586,368

Diversified Financial Services — 2.1%

GE Capital Trust I, 6.375% to 11/15/17, 11/15/67(8)	$16,000	$16,440,000
HSBC Finance Capital Trust IX, 5.911% to 11/30/15, 11/30/35(8)	13,300	12,734,750

		$29,174,750

Electric Utilities — 2.9%

Energisa SA, 9.50%, 1/29/49(3)	$4,290	$4,402,613
Integrys Energy Group, Inc., 6.11% to 12/1/16, 12/1/66(8)	11,310	11,012,072
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(8)	15,500	15,247,443
Wisconsin Energy Corp., 6.25% to 5/15/17, 5/15/67(8)	9,600	9,600,182

		$40,262,310

Insurance — 2.5%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(7)(8)	$9,825	$13,618,482
QBE Capital Funding II LP, 6.797% to 6/1/17, 6/29/49(3)(8)	3,685	3,431,262
XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(8)	18,570	17,362,950

		$34,412,694

Pipelines — 1.0%

Enbridge Energy Partners, LP, 8.05% to 10/1/17, 10/1/37, 10/1/77(7)(8)	$4,585	$4,890,526
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(8)	5,105	5,103,647
Southern Union Co., 7.20% to 11/1/11, 11/1/66(8)	1,865	1,762,425
TransCanada Pipelines, Ltd., 6.35% to 5/15/17, 5/15/67(8)	2,148	2,185,985

		$13,942,583

Retail – Food and Drug — 1.1%

CVS Caremark Corp., 6.302% to 6/1/12, 6/1/37, 6/1/62(7)(8)	$15,000	$14,779,350

		$14,779,350

Total Corporate Bonds & Notes
(identified cost $182,570,632)		$197,158,055

Short-Term Investments — 0.0%(9)

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.18%(10)	$216	$215,667

Total Short-Term Investments
(identified cost $215,667)		$215,667

Total Investments — 127.2%
(identified cost $1,349,079,551)		$1,752,464,957

Other Assets, Less Liabilities — (27.2)%		$(374,938,738)

Net Assets — 100.0%		$1,377,526,219

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Portfolio of Investments (Unaudited) — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt

(1)	All or portion of this security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Variable rate security. The stated interest rate represents the rate in effect at February 28, 2011.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At February 28, 2011, the aggregate value of these securities is $170,614,630 or 12.4% of the Fund’s net assets.

(4)	Defaulted security.

(5)	Non-income producing security.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(8)	Security converts to floating rate after the indicated fixed-rate coupon period.

(9)	Amount is less than 0.05%.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of February 28, 2011.

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	61.3%	$1,074,248,763
Switzerland	8.7	152,532,574
United Kingdom	6.9	120,140,312
Brazil	3.5	62,062,367
Finland	2.8	49,661,022
Australia	2.8	48,933,862
Italy	2.5	43,742,326
Netherlands	2.0	35,941,907
Spain	1.9	32,897,596
Sweden	1.8	32,031,621
France	1.8	31,181,811
Bermuda	1.2	20,933,877
Cayman Islands	1.0	17,362,950
Mexico	0.7	11,758,500
Hong Kong	0.6	10,951,584
Canada	0.4	6,741,438
Germany	0.1	1,342,447
Iceland	0.0	0

Total Investments	100.0%	$1,752,464,957

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Statement of Assets and Liabilities (Unaudited)

Assets	February 28, 2011

Unaffiliated investments, at value (identified cost, $1,348,863,884)	$1,752,249,290
Affiliated investment, at value (identified cost, $215,667)	215,667
Restricted cash*	5,250,000
Foreign currency, at value (identified cost, $10,269,650)	10,345,044
Dividends and interest receivable	10,062,195
Interest receivable from affiliated investment	1,661
Receivable for investments sold	74,400,853
Tax reclaims receivable	3,794,448

Total assets	$1,856,319,158

Liabilities

Notes payable	$447,000,000
Payable for investments purchased	27,514,593
Payable for open forward foreign currency exchange contracts	2,763,400
Payable to affiliate:
Investment adviser fee	1,109,291
Accrued expenses	405,655

Total liabilities	$478,792,939

Net assets	$1,377,526,219

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss	(411,999,581)
Accumulated undistributed net investment income	5,617,914
Net unrealized appreciation	400,966,114

Net assets	$1,377,526,219

Net Asset Value

($1,377,526,219 ÷ 72,835,900 common shares issued and outstanding)	$18.91

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	February 28, 2011

Dividends (net of foreign taxes, $759,446)	$46,921,032
Interest	5,222,996
Interest income allocated from affiliated investment	39,237
Expenses allocated from affiliated investment	(1,252)

Total investment income	$52,182,013

Expenses

Investment adviser fee	$7,187,207
Trustees’ fees and expenses	25,250
Custodian fee	178,344
Transfer and dividend disbursing agent fees	9,596
Legal and accounting services	49,424
Printing and postage	91,024
Interest expense and fees	2,379,814
Miscellaneous	53,024

Total expenses	$9,973,683

Deduct —
Reduction of investment adviser fee	$465,078
Reduction of custodian fee	502

Total expense reductions	$465,580

Net expenses	$9,508,103

Net investment income	$42,673,910

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$20,492,138
Investment transactions allocated from affiliated investment	1,065
Foreign currency and forward foreign currency exchange contract transactions	(9,072,918)

Net realized gain	$11,420,285

Change in unrealized appreciation (depreciation) —
Investments	$219,578,782
Foreign currency and forward foreign currency exchange contracts	(10,884,825)

Net change in unrealized appreciation (depreciation)	$208,693,957

Net realized and unrealized gain	$220,114,242

Net increase in net assets from operations	$262,788,152

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Statements of Changes in Net Assets

	Six Months Ended
	February 28, 2011	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	August 31, 2010

From operations —
Net investment income	$42,673,910	$96,954,166
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	11,420,285	16,926,086
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	208,693,957	25,619,913

Net increase in net assets from operations	$262,788,152	$139,500,165

Distributions to shareholders —
From net investment income	$(46,979,155)	$(93,958,310)

Total distributions	$(46,979,155)	$(93,958,310)

Net increase in net assets	$215,808,997	$45,541,855

Net Assets

At beginning of period	$1,161,717,222	$1,116,175,367

At end of period	$1,377,526,219	$1,161,717,222

Accumulated undistributed net investment income included in net assets

At end of period	$5,617,914	$9,923,159

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Statement of Cash Flows (Unaudited)

Six Months Ended
Cash Flows From Operating Activities	February 28, 2011

Net increase in net assets from operations	$262,788,152
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(684,088,564)
Investments sold	622,561,802
Decrease in short-term investments, net	730,189
Net amortization/accretion of premium (discount)	2,435
Increase in restricted cash	(5,250,000)
Decrease in dividends and interest receivable	3,608,432
Decrease in interest receivable from affiliated investment	5,495
Increase in receivable for investments sold	(36,656,730)
Decrease in receivable for open forward foreign currency exchange contracts	8,411,225
Increase in tax reclaims receivable	(114,002)
Increase in payable for investments purchased	15,522,190
Increase in payable for open forward foreign currency exchange contracts	2,763,400
Increase in payable to affiliate for investment adviser fee	133,634
Decrease in accrued expenses	(432,997)
Net change in unrealized (appreciation) depreciation from investments	(219,578,782)
Net realized gain from investments	(20,492,138)

Net cash used in operating activities	$(50,086,259)

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(46,979,155)
Proceeds from notes payable	107,000,000

Net cash provided by financing activities	$60,020,845

Net increase in cash*	$9,934,586

Cash at beginning of period	$410,458

Cash at end of period(1)	$10,345,044

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$2,765,898

(1)	Balance includes foreign currency, at value.
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $75,394.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended August 31,
	February 28, 2011
	(Unaudited)		2010	2009	2008	2007	2006

Net asset value — Beginning of period (Common shares)	$15.950		$15.320	$24.320	$30.310	$26.910	$24.860

Income (Loss) From Operations

Net investment income(1)	$0.586		$1.331	$1.227	$2.211	$2.158	$2.118
Net realized and unrealized gain (loss)	3.019		0.589	(8.757)	(6.058)	3.369	1.890
Distributions to preferred shareholders
From net investment income	—		—	—	(0.275)	(0.437)	(0.394)

Total income (loss) from operations	$3.605		$1.920	$(7.530)	$(4.122)	$5.090	$3.614

Less Distributions to Common Shareholders

From net investment income	$(0.645)		$(1.290)	$(1.470)	$(1.868)	$(1.690)	$(1.564)

Total distributions to common shareholders	$(0.645)		$(1.290)	$(1.470)	$(1.868)	$(1.690)	$(1.564)

Net asset value — End of period (Common shares)	$18.910		$15.950	$15.320	$24.320	$30.310	$26.910

Market value — End of period (Common shares)	$17.810		$14.750	$13.920	$21.050	$27.130	$25.550

Total Investment Return on Net Asset Value(2)	23.26	%(3)	13.25%	(28.38)%	(13.61)%	19.72%	15.66%

Total Investment Return on Market Value(2)	25.47	%(3)	15.26%	(24.81)%	(16.46)%	12.87%	25.88%

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended August 31,
	February 28, 2011
Ratios/Supplemental Data	(Unaudited)		2010	2009	2008	2007	2006

Net assets applicable to common shares, end of period (000’s omitted)	$1,377,526		$1,161,717	$1,116,175	$1,771,252	$2,208,015	$1,960,096
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees(5)	1.11	%(6)	1.04%	1.07%	0.98%	0.99%	1.04%
Interest and fee expense(7)	0.37	%(6)	0.39%	0.99%	0.41%	—	—
Total expenses	1.48	%(6)	1.43%	2.06%	1.39%	0.99%	1.04%
Net investment income	6.65	%(6)	8.09%	8.66%	7.74%	7.23%	8.28%
Portfolio Turnover	38	%(3)	117%	76%	96%	41%	67%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(4)
Expenses excluding interest and fees(5)	0.84	%(6)	0.81%	0.77%	0.73%	0.75%	0.76%
Interest and fee expense(7)	0.28	%(6)	0.31%	0.70%	0.31%	—	—
Total expenses	1.12	%(6)	1.12%	1.47%	1.04%	0.75%	0.76%
Net investment income	5.02	%(6)	6.30%	6.16%	5.79%	5.47%	6.02%

Senior Securities:
Total notes payable outstanding (in 000’s)	$447,000		$340,000	$340,000	$700,000	$—	$—
Asset coverage per $1,000 of notes payable(8)	$4,082		$4,417	$4,283	$3,530	$—	$—
Total preferred shares outstanding	—	(9)	— (9)	— (9)	— (9)	28,000	28,000
Asset coverage per preferred share(10)	$—	(9)	$— (9)	$— (9)	$— (9)	$103,868	$95,030
Involuntary liquidation preference per preferred share(11)	$—	(9)	$— (9)	$— (9)	$— (9)	$25,000	$25,000
Approximate market value per preferred share(11)	$—	(9)	$— (9)	$— (9)	$— (9)	$25,000	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Not annualized.
(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(6)	Annualized.
(7)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares.
(8)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(9)	The Fund’s preferred shares were fully redeemed during the year ended August 31, 2008.
(10)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(11)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Notes to Financial Statements (Unaudited) — continued

At August 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $414,827,388 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2013 ($495,600), August 31, 2014 ($19,534,062), August 31, 2016 ($2,183,068), August 31, 2017 ($181,415,053) and August 31, 2018 ($211,199,605).

As of February 28, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended August 31, 2010 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

K Interim Financial Statements — The interim financial statements relating to February 28, 2011 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of its average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Notes to Financial Statements (Unaudited) — continued

terminated without the consent of the Trustees and shareholders. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended February 28, 2011, the Fund’s investment adviser fee totaled $7,187,207, representing 0.85% (annualized) of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. Such reimbursement will be reduced by an amount, if any, by which the annual effective advisory fee rate is less than 0.85% of the Fund’s average daily gross assets. The Fund concluded its first seven full years of operations on September 30, 2010. Pursuant to this agreement, EVM waived $465,078 of its investment adviser fee for the six months ended February 28, 2011.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $684,088,564 and $622,561,802, respectively, for the six months ended February 28, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the six months ended February 28, 2011 and the year ended August 31, 2010.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at February 28, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,349,372,482

Gross unrealized appreciation	$444,635,987
Gross unrealized depreciation	(41,543,512)

Net unrealized appreciation	$403,092,475

7 Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Notes to Financial Statements (Unaudited) — continued

A summary of obligations under these financial instruments at February 28, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Depreciation

3/10/11	Euro 60,000,000	United States Dollar 81,747,600	Goldman Sachs Group, Inc.	$(1,041,100)
3/10/11	Euro 60,000,000	United States Dollar 81,749,400	JPMorgan Chase Co.	(1,039,299)
3/10/11	Euro 57,266,744	United States Dollar 78,334,319	Standard Chartered Bank	(683,001)

				$(2,763,400)

At February 28, 2011, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts. The Fund also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At February 28, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $1,041,100.

The non-exchange traded derivatives in which the Fund may invest, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at February 28, 2011 was as follows:

	Fair Value
Derivative	Asset Derivatives	Liability Derivatives(1)

Forward foreign currency exchange contracts	$—	$(2,763,400)

(1)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended February 28, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(9,087,603)	$(11,174,625)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended February 28, 2011, which is indicative of the volume of this derivative type, was approximately $237,869,000.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Notes to Financial Statements (Unaudited) — continued

8 Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $514 million ($454 million prior to December 15, 2010) over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.55% per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At February 28, 2011, the Fund had borrowings outstanding under the Agreement of $447 million at an interest rate of 1.01%. The carrying amount of the borrowings at February 28, 2011 approximated its fair value. For the six months ended February 28, 2011, the average borrowings under the Agreement and the average interest rate (annualized) were $420 million and 1.07%, respectively.

9 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Notes to Financial Statements (Unaudited) — continued

At February 28, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$62,168,750	$—	$—	$62,168,750
Consumer Staples	45,103,474	99,634,679	—	144,738,153
Energy	193,478,000	76,639,922	—	270,117,922
Financials	16,122,444	96,248,113	—	112,370,557
Health Care	19,421,719	79,050,574	—	98,472,293
Industrials	109,246,050	—	—	109,246,050
Information Technology	106,516,584	—	—	106,516,584
Materials	99,586,000	—	—	99,586,000
Telecommunication Services	32,440,425	43,515,367	—	75,955,792
Utilities	77,065,240	47,142,549	—	124,207,789

Total Common Stocks	$761,148,686	$442,231,204 *	$—	$1,203,379,890

Preferred Stocks
Consumer Staples	$—	$10,573,871	$—	$10,573,871
Financials	79,767,725	225,243,453	0	305,011,178
Industrials	10,951,584	—	—	10,951,584
Utilities	—	25,174,712	—	25,174,712

Total Preferred Stocks	$90,719,309	$260,992,036	$0	$351,711,345

Corporate Bonds & Notes	$—	$197,158,055	$—	$197,158,055
Short-Term Investments	—	215,667	—	215,667

Total Investments	$851,867,995	$900,596,962	$0	$1,752,464,957

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,763,400)	$—	$(2,763,400)

Total	$—	$(2,763,400)	$—	$(2,763,400)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

During the six months ended February 28, 2011, the Fund transferred a security, valued at zero at the beginning and end of the period, to Level 3. At February 28, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

Officers and Trustees

Officers

Judith A. Saryan President John H. Croft Vice President Aamer Khan Vice President Martha G. Locke Vice President	Duncan W. Richardson Vice President Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees

Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout

*	Interested Trustee
Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of February 28, 2011, our records indicate that there are 296 registered shareholders and approximately 58,991 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVT.

Eaton Vance
Tax-Advantaged Dividend Income Fund

February 28, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

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Investment Adviser
Eaton Vance Management
Two International Place
Boston, MA 02110

Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116
Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Offices of the Fund
Eaton Vance Tax-Advantaged Dividend Income Fund
Two International Place
Boston, MA 02110

2004-4/11	CE-TADISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date: April 12, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: April 12, 2011

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date: April 12, 2011